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EXHIBIT 21

Subsidiaries of The Dow Chemical Company
At December 31, 2001

	Location*	% Ownership
The Dow Chemical Company	Delaware
Arabian Chemical Company Limited(1)	Saudi Arabia	50
Arabian Chemical Company (Latex) Ltd.(1)	Saudi Arabia	50
Arakawa Europe GmbH	Germany	60
CanStates Holdings, Inc.	Oklahoma	100
ANGUS Chemical Company	Delaware	100
ANGUS Chemie GmbH	Germany	100
CD Polymers Inc.	Delaware	100
Cargill Dow LLC(1)	Delaware	50
Centen Ag Inc.	Delaware	100
Dow AgroSciences LLC(11)	Delaware	39
Mycogen Corporation(19)	California	12
Chemars Inc.	Delaware	100
DC Partnership Management Inc.	Delaware	100
DowBrands L.P.(6)	Delaware	42
DCOMCO, Inc.	Delaware	100
DCU/LB Trust(1)	California	50
Denmerco Inc.	Delaware	100
Dexco Polymers(1)	Texas	50
Diamond Capital Management Inc.	Delaware	100
Diamond Technology Partnership Company	Delaware	100
Chemtech Portfolio Inc.(13)	Texas	67
Dofinco, Inc.	Delaware	100
Dow Centroamerica, Sociedad Anonima	Costa Rica	100
Dow Chemical (Australia) Limited	Australia	100
Dow Australia Superannuation Fund A Pty Limited	Australia	100
Polystyrene Australia Pty Ltd(1)	Australia	50
Dow Chemical Canada Inc.(22)	Canada	89
1069284 Ontario Inc.	Canada	100
1165870 Ontario Corp.	Canada	100
The Alberta & Orient Glycol Company Limited(1)	Canada	50
Dow BioProducts Ltd.	Canada	100
DowBrands Canada Inc.	Canada	100
DBCI Financial LLC	Delaware	100
Emerald Financial SrL	Barbados	100
3813991 Canada Inc.	Canada	100
Modeland International Holdings Inc.(35)	Barbados	59
Dow Quimica S.A.	Brazil	100
Branco Dow Compostos de Engenharia S.A.(1)	Brazil	50
Dopec Industria E Comercio Ltda.	Brazil	100
Dow Especialidades Quimicas Ltda.	Brazil	100
Dow Quimica do Nordeste LTDA.	Brazil	100
EDN-Estireno do Nordeste S.A.	Brazil	91
EDN-Distribuidora do Nordeste Ltda.	Brazil	100

EDN-Poliestireno do sul Limitada	Brazil	100
Isopol Produtos Quimicos S.A.	Brazil	100
Keytil Sociedad Anonima	Uruguay	100
Primera-Industria e Comercio Ltda.	Brazil	100
Spuma Pac-Industria de Embalagens Ltda.	Brazil	100
Union Carbide Quimica Ltda.	Brazil	100
Cambricos de Uruguay S.A.	Uruguay	100
Companhia Alcoolquimica Nacional	Brazil	95
Union Carbide do Brasil S/A	Brazil	73
Fort Saskatchewan Ethylene Storage Limited Partnership(1)	Canada	50
H-D Tech Inc.(1)	Canada	50
Petromont and Company Limited Partnership(1)	Canada	50
Petromont Inc.(1)	Canada	50
Shawinigan Pipeline Reg'd(1)	Canada	50
Union Carbide Performance Plastics Corp.	Canada	100
Dow Chemical (China) Investment Company Limited	China	100
Dow Chemical (Zhangjiagang) Co., Ltd.(16)	China	40
Dow S/B Latex (Zhangjiagang) Co. Ltd.(15)	China	10
SAL Petrochemical (Zhangjiagang) Company Limited(1)(18)	China	10
Dow Chemical (China) Ltd.	Delaware	100
Dow Chemical Delaware Corp.	Delaware	100
Chemtech II L.P.(8)	Delaware	73
Chemtech Portfolio Inc.(13)	Texas	33
Chemtech Portfolio II Inc.	Michigan	100
Dow Chemical (Hong Kong) Limited	Hong Kong	100
Dow Chemical International Ltd.	Delaware	100
Buna Sow Leuna Olefinverbund GmbH(28)	Germany	5
Dow Chemical Thailand Ltd.	Thailand	100
Dow International Holdings General Partnership(30)	Bermuda	1
Hobbes Capital S.A.(39)	Luxembourg	48
Petroquimica-Dow S.A. (Petrodow)	Chile	70
Dow Chemical Japan Limited(10)	Japan	89
Dow Polyurethanes Japan Ltd.	Japan	100
Dow Chemical Korea Limited	Korea	100
Dow Chemical (NZ) Limited	New Zealand	100
Dow Chemical Pacific Limited	Hong Kong	100
Ulsan Pacific Chemical Corporation(14)	Korea	80
Dow Chemical Pacific (Singapore) Private Limited	Singapore	100
Dow Chemical (Guangzhou) Company Limited	China	100
Dow Chemical (India) Holdings Private Limited	India	100
Dow Chemical International Pvt. Ltd.	India	100
Dow Financial Holdings Singapore Pte Ltd.	Singapore	100
Dow Chemical (Zhangjiagang) Co., Ltd.(16)	China	60
Dow S/B Latex (Zhangjiagang) Co. Ltd.(15)	China	90
SAL Petrochemical (Zhangjiagang) Company Limited(1)(18)	China	40
G.Z. Holdings Pte. Ltd.	Singapore	100
PT Dow Chemical Indonesia(23)	Indonesia	15
S.H.A. Holdings Pte. Ltd.	Singapore	100
Dow Chemical (Singapore) Private Limited	Singapore	100

Dow Chemical Taiwan Limited	Republic of China	100
Dow Chemical Telecommunications Corp.	Delaware	100
Dow Credit Corporation	Delaware	100
Dow Deutschland Inc.	Delaware/Germany	100
Dow Chemical Inter-American Limited	Delaware	100
Dow Quimica de Colombia S.A.(5)	Colombia	10
Dow Deutschland GmbH	Germany	100
Dow Deutschland GmbH & Co. OHG(9)	Germany	1
Dow Deutschland GmbH & Co. OHG(9)	Germany	4
Epoxital S.R.L.(1)	Italy	50
Dow International Holdings S.A.(34)	Switzerland	19
Safechem Umwelt Service GmbH	Germany	100
Dow Engineering Company	Delaware	100
Dow Engineering, Inc.	Michigan	100
Dow Environmental Inc.	Delaware	100
Dow Financial Holdings Inc.	Delaware	100
Dow Holdings Inc.	Delaware	100
Dow Corning Corporation(1)	Michigan	50
Dow Hydrocarbons and Resources Inc.	Delaware	100
Cayuse Pipeline, Inc.	Texas	100
Dow Intrastate Gas Company	Louisiana	100
Dow Pipeline Company	Texas	100
Midland Pipeline Corp.	Delaware	100
Fort Saskatchewan Ethylene Storage Corporation(1)	Canada	50
Oasis Pipeline Company(1)	Delaware	50
DowBrands L.P.(6)	Delaware	58
Dow Financial Services Inc.	Delaware	100
Dow International B.V.	Netherlands	100
Dow International Holdings Company	Delaware	100
Dow International Holdings S.A.(34)	Switzerland	73
Dow International Holdings General Partnership(30)	Bermuda	99
Dow Europe Holding N.V.	Netherlands	100
Buna Sow Leuna Olefinverbund GmbH(28)	Germany	95
BSL Pipeline Gesellschaft mbH & Co. KG	Germany	80
BSL Pipeline Verwaltungsgesellschaft mbH	Germany	80
Dow Austria Ges. mbH	Austria	100
Dow Belgium B.V.B.A	Belgium	100
Dolpa S.a.r.l.	Luxembourg	100
Dow International Service Center B.V.B.A(24)	Belgium	1
Dow International Service Center B.V.B.A(24)	Belgium	99
Dow Benelux N.V.	Netherlands	100
Dow Netwerk B.V.	Netherlands	100
Emergo Finance C.V.(1)	Netherlands	50
Emergo Manufacturing C.V.(21)	Netherlands	89
Inkoopcombinatie ELSTA V.O.F.(1)	Netherlands	50
Polyol Belgium B.V.B.A.(12)	Belgium	99
Rofan Automation and Information Systems B.V.	Netherlands	100
Terneuzen EPE Train 3 B.V.	Netherlands	100

EPE Train 3 Finance C.V.(1)	Netherlands	50
Terneuzen Partnership Services B.V.	Netherlands	100
Emergo Manufacturing C.V.(21)	Netherlands	11
Dow Chemical Company Limited	United Kingdom	100
Cromarty Petroleum Company Limited(1)	United Kingdom	50
Dow Chemical Iberica S.L.	Spain	99
Dow Chemical OOO	Russia	100
Dow Deutschland Beteiligungsgesellschaft mbH	Germany	100
Dow Deutschland Holding GmbH & Co. KgaA	Germany	100
Dow Deutschland GmbH & Co. OHG(9)	Germany	95
Dow Europe GmbH	Switzerland	100
Advanced Design Concepts GmbH(1)	Germany	50
Dow Export GmbH	Switzerland	100
Dow Mideast Systems (JSC)(2)	Egypt	1
Dow Turkiye A.S.(3)	Turkey	1
Dow France S.A.S.	France	100
Dow Hellas A.E.	Greece	100
Dow Hungary Kft.(36)	Hungary	99
Dow InterBranch B.V.	Netherlands	100
Dow Danmark A/S	Denmark	100
Dow Hungary Kft.(36)	Hungary	1
Dow Norge A/S	Norway	100
Union Carbide Benelux N.V.(31)	Belgium	1
Dow Italia SpA	Italy	100
Dow Poliuretani Italia s.r.l	Italy	100
Dow Mideast Systems (JSC)(2)	Egypt	99
Dow Polska Sp.z.o.o.	Poland	100
Dow Portugal—Produtos Quimicos, Unipessoal, Lda.	Portugal	100
Dow Southern Africa (Pty) Ltd.	South Africa	100
Dow Suomi OY	Finland	100
Dow Sverige AB	Sweden	100
Union Carbide Norden AB	Sweden	100
Dow Turkiye A.S.(3)	Turkey	99
Ginger B.V.(1)	Netherlands	50
Pacific Epoxy Company Ltd.	Korea	80
Polyol Belgium B.V.B.A.(12)	Belgium	1
Union Carbide Benelux N.V.(31)	Belgium	99
Union Carbide Limited	United Kingdom	100
Errany Limited	United Kingdom	100
KTI Chemicals Limited	United Kingdom	100
Dow International Financial Services	Ireland	100
Dow Capital Public Limited Company	Ireland	100
Dow International Mexicana S.A. de C.V.	Mexico	100
Dow Investment Argentina S.A.	Argentina	100
PBBPolisur S.A.	Argentina	72

Dow Kakoh Kabushiki Kaisha	Japan	65
Dow Quimica Argentina S.A.(32)	Argentina	88
Dow Quimica Chilena S.A.(33)	Chile	90
Dow Quimica de Colombia S.A.(5)	Colombia	90
Dow Quimica Latin America S.A.	Uruguay	100
Dow Quimica Mexicana S.A. de C.V.(26)	Mexico	85
Dow South Africa Holdings (Pty.) Ltd.	South Africa	100
Sentrachem Limited	South Africa	100
Academy Plastic Specialists (Proprietary) Limited	South Africa	100
African Amines (Propietary) Limited(1)	South Africa	50
Aquachlor (Proprietary) Limited(1)	South Africa	50
Chrome International South Africa (Pty) Limited(1)	South Africa	50
Cisvaal (Proprietary) Limited	South Africa	100
Dow Plastics Southern Africa (Pty) Ltd.	South Africa	100
Invesen Finance (Pty) Ltd.	South Africa	100
Jakkalsbessie Beleggings (EDMS) Bpk.	South Africa	100
Mega Plastics Properties (Propietary) Limited	South Africa	100
Minchem International Inc.	South Africa	100
NCP Holdings Limited	Jersey Channel Islands	100
Orchem (Proprietary) Limited	South Africa	70
Safripol (Pty) Ltd.	South Africa	100
Salt and Chemicals (Proprietary) Ltd.	Namibia	100
Sentrachem Gardens (Pty) Ltd.	South Africa	100
South African Polymer Holdings (Pty.) Ltd.	South Africa	100
Surechem (Jersey) Insurance Company Limited	Jersey Channel Islands	100
The Synthetic Latex Company (Pty.) Limited	South Africa	51
Walvis Bay Salt Refiners (Proprietary) Limited	Namibia	100
Dow Trading PRC Inc.	Delaware	100
Dow Trading S.A.	Switzerland	100
Dow Trent Limited	Great Britian	100
Dow UK Limited	Great Britian	100
Ascot plc	Great Britian	100
Ascot Holdings Limited	United Kingdom	100
Ascot Hotels Limited	Great Britian	100
Ascot International Management Limited	Great Britian	100
Haltermann Netherlands B.V.	Netherlands	100
Ascot Luxembourg S.A.	Luxembourg	100
Haltermann Ascot GmbH	Germany	100
Esti Chem A/S	Denmark	100
Haltermann AB	Sweden	100
Haltermann Norge AS	Norway	100
Haltermann A/S	Denmark	100
Haltermann GmbH	Germany	100
Unterstutzungsgesellschaft Johann Haltermann GmbH(41)	Germany	67

Haltermann Limited	United Kingdom	100
Haltermann N.V.	Belgium	100
Haltermann SARL	France	100
Haltermann Speyer GmbH	Germany	100
Unterstutzungsgesellschaft Johann Haltermann GmbH(41)	Germany	20
Johann Haltermann GmbH & Co.	Germany	100
Proresin Inc.	Delaware	100
CH Chemicals Inc.	Texas	100
Haltermann Ascot Inc.	Delaware	100
Haltermann Incorporated	Texas	100
Haltermann Products L.L.C.(37)	Texas	1
Johann Haltermann Ltd.(38)	Texas	1
Haltermann Products L.L.C.(37)	Texas	99
Johann Haltermann Ltd.(38)	Texas	99
Specified Fuels & Chemicals L.L.C.	Texas	100
Reinhard Raffel GmbH	Germany	100
Sunbird Products A/S	Denmark	100
Unterstutzungsgesellschaft Johann Haltermann GmbH(41)	Germany	13
Ascot Investments Limited	United Kingdom	100
Ascot Chemicals Limited	United Kingdom	100
Alpha Air Distribution Limited	United Kingdom	100
Chemoxy Themehart	United Kingdom	100
Mitchell Cotts Chemicals Limited	United Kingdom	100
Pentagon Chemicals Limited	United Kingdom	100
Plantas Industrailes Asociadas C.C.	Ecuador	100
Suter Ash Limited	United Kingdom	100
Dawmec Limited	United Kingdom	100
Ascot Management Services Limited	United Kingdom	100
Ascot Corporate Directors Limited	United Kingdom	100
Ascot Pension Trustees Limited	United Kingdom	100
Ascot Nominees Limited	United Kingdom	100
Ascot Quest Trustee Limited	United Kingdom	100
Ascot Real Estate Limited	United Kingdom	100

Bellhaven Hotels Espana SA	United Kingdom	100
Pontin Mallorca SA(40)	Spain	54
Bury House Inns	United Kingdom	100
Chirotec Technology Limited	United Kingdom	100
ConSecFin B.V.	Holland	100
Cotts and Company Limited	United Kingdom	100
Ellesmere Port Properties Limited	United Kingdom	100
Lynshield Limited(1)	United Kingdom	50
Marclay Limited	United Kingdom	100
Pontin Mallorca SA(40)	Spain	46
Mitchell Cotts Transmissions Limited	United Kingdom	100
Sagar-Richards Limited	United Kingdom	100
St. Vincent's Limited	United Kingdom	100
Suter Equipment Limited	United Kingdom	100
Suter Limited	United Kingdom	100
Ascot Commercial Limited	United Kingdom	100
Ascot Group Finance Limited	United Kingdom	100
Ascot Overseas Ltd.	United Kingdom	100
Haltermann AG Hergiswil	Switzerland	100
Reinhard Raffel Metallwarenfarik GmbH	Germany	100
Suter France S.A.	France	100
ETS Raffel Sarrebourg SA	France	100
Ascot Refrigeration Limited	United Kingdom	100
Ascot Underwriting Limited	Channel Islands	100
Chemoxy International Limited	United Kingdom	100
ICG (UK) Limited	United Kingdom	100
Buildtape Limited	Spain	100
Suter Underwriting	United Kingdom	100
Dow Venezuela, C.A.(7)	Venezuela	80
DowBrands Inc.(20)	Delaware	79

DSL Holdings Inc.	Delaware	100
Dow Reichhold Specialty Latex LLC(1)	Delaware	50
El Dorado Terminals Company(1)	New Jersey	50
Essex Chemical Corporation	New Jersey	100
Essex Specialty Products, Inc.	New Jersey	100
American Mortell Corporation	Texas	100
Mortell Company	Delaware	100
Anabond Essex India Private Limited(1)	India	50
Essex Do Brasil Industria E Comercio Ltda.	Brazil	100
Essex de Hermosillo, S.A. DE C.V.	Mexico	100
Essex Specialty Products, Inc., Canada	Canada	100
Essex Specialty Products Korea Limited	Korea	100
Expandite-Essex Pty. Limited(1)	Australia	50
Dow Automotive AG	Switzerland	100
Core Products GmbH(1)	Switzerland	50
Dow Automotive (Deutschland) GmbH	Germany	100
Dow Automotive (Italia) s.r.l.	Italy	100
Dow Automotive Romania S.A.	Italy	51
Dow Automotive South Africa (Pty) Ltd.	South Africa	100
Dow Automotive (UK) Limited	Great Britian	100
Rovec Holding S.A.	France	100
Dow Automotive (Espana) S.A.	Spain	100
Dow Automotive France S.A.(29)	France	55
Irema S.A.	Romania	100
Dow Automotive France S.A.(29)	France	45
Sound Alliance GmbH	Switzerland	60
Selco Industria E Comercio S/A	Brazil	100
Sound Alliance LLC	Delaware	60
Wuhan Essex Chemical Co., Ltd.	China	51
Etoxilados del Plata S.A.	Argentina	100
FilmTec Corporation	Delaware	100
Flexible Products Company	Georgia	100
Flexible Products Company of Canada	Canada	100
Flexible Products de Chile Limitada	Chile	95
Forbanco Inc.	Delaware	100
General Latex and Chemical Corporation	Massachusetts	100
General Latex and Chemical Corporation (of Ga.)	Georgia	100
General Latex and Chemical Corporation (of N.C.)	North Carolina	100
General Latex and Chemical Corporation (of Ohio)	Ohio	100
General Latex Canada Inc.	Canada	100
Great Western Pipeline Company, Inc.	California	100
Ifco Inc.	Delaware	100
Chemtech II L.P.(8)	Delaware	5
Ion Holdings LLC(25)	Delaware	60
Ion Investments S.a.r.l.	Luxembourg	100
Tornado Finance V.O.F.	Netherlands	60
INCA International S.p.A.	Italy	80
Innovase LLC(1)	California	50
Intarsia Corporation	Delaware	99

iVenturi, Inc.	Delaware	54
Joliet Marine Terminal Trust Estate(1)	Illinois	50
Liana Limited	Delaware	100
Dorinco Insurance (Ireland) Limited	Ireland	100
Dorinco Reinsurance Company	Michigan	100
Dorintal Reinsurance Limited	Bermuda	100
Timber Insurance Limited	Bermuda	100
LG Dow Polycarbonate Limited(1)	Korea	50
Neolytica, Inc.	Delaware	100
PT Dow Chemical Indonesia(23)	Indonesia	85
Productos Quimicos Peruanos S.A.	Peru	100
Raven Group Ltd.	Delaware	85
RavenWorks Ltd.	Delaware	85
Rofan Services Inc.	Delaware	100
DH Compounding Company(1)	Delaware	50
Dow AgroSciences LLC(11)	Delaware	10
Ion Holdings LLC(25)	Delaware	40
Mycogen Corporation(19)	California	88
Dow AgroSciences LLC(11)	Delaware	51
Advanced AgriTraits LLC	Delaware	84
Alsan Research(1)	Iowa	50
Chemexport Inc.(1)	Cayman Islands	50
Bayer DAS (Private) Limited(1)	Pakistan	50
DERe Insurance Company	Vermont	100
Dintec Agrichemicals LLC(1)	Delaware	50
Dow AgroSciences Agricultural Products Limited	Mauritius	100
DE-NOCIL Crop Protection Limited	India	76
Dow AgroSciences B.V.	Netherlands	100
Agrofarm Israel Ltd.	Israel	100
Ambito DAS S.A.(1)	Argentina	50
Chaco DAS S.A.(1)	Argentina	50
Costa Galana DAS SA(1)	Argentina	50
DAS Chemicals Southern Africa (Pty) Ltd.	South Africa	100
DAS Ihara K.K.(1)	Japan	50
DAS Ryosho Corporation	Japan	51
AgLead KK	Japan	100
Alphas Corporation	Japan	100
Daser Agro SA(1)	Argentina	50
Desab S.A.(1)	Argentina	50
Dintec Agroquimica Produtos Quimicos, Lda.	Portugal	66
Distribuidora de Agroquimicos del Sureste de la Republica S.A. de C.V.(1)	Mexico	50
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia	100
Dow AgroSciences (NZ) Limited	New Zealand	100
Dow AgroSciences A.S.	Turkey	100
Dow AgroSciences Argentina S.A.(27)	Argentina	62
Corporacion de Inversiones Frutihorticolas S.A.	Argentina	100
Dow AgroSciences Asia Sdn. Bhd.	Malaysia	100
Dow AgroSciences Australia Limited	Australia	100

Dow AgroSciences Bolivia S.A.	Bolivia	100
Dow AgroSciences Canada Inc.	Canada	100
Dow AgroSciences Chile S.A.	Chile	100
Dow AgroSciences Costa Rica S.A.	Costa Rica	100
Dow AgroSciences Danmark A/S	Denmark	100
Dow AgroSciences de Colombia S.A.	Colombia	100
Dow AgroSciences de Mexico S.A. de C.V.	Mexico	100
Dow AgroSciences Export S.A.S.	France	100
Dow AgroSciences GmbH	Germany	100
Dow AgroSciences Guatemala S.A.	Guatemala	100
Dow AgroSciences Iberica S.A.	Spain	100
Dow AgroSciences Industrial Ltda.	Brazil	100
Dow AgroSciences Limited	United Kingdom	100
Dow AgroSciences Pacific Limited	Hong Kong	100
Dow AgroSciences Paraguay S.A.	Paraguay	100
Dow AgroSciences Polska Sp. z.o.o.	Poland	100
Dow AgroSciences S.A.S.	France	100
Dow AgroSciences Distribution S.A.S.	France	100
Dow AgroSciences s.r.o.	Czech Republic	100
Dow AgroSciences Sverige A/B	Sweden	100
Dow AgroSciences Taiwan Ltd.	Republic of China	100
Dow AgroSciences Technology GmbH	Switzerland	100
Dow AgroSciences Switzerland S.A.	Switzerland	100
Pytech Chemicals GmbH(1)	Switzerland	50
Dow AgroSciences Uruguay S.A.	Uruguay	100
Dow AgroSciences Venezuela C.A.	Venezuela	100
Dow AgroSciences Vertriebsgesellschaft GmbH	Austria	100
Dow Chemical Japan Limited(10)	Japan	11
Fedea S.A.(1)	Argentina	50
I.C.R.-Intermedi Chimici Ravenna S.p.A.(1)	Italy	50
JV Agro S.A.(1)	Argentina	50
Lima Delta Ltd.(1)	Israel	50
P.T. Pacific Chemicals Indonesia	Indonesia	100
Pentec-Produtos Quimicos, Lda.(1)	Portugal	50
Rindes y Cultivos-DAS S.A.(1)	Argentina	50
Ubajay-DAS S.A.(1)	Argentina	50
Zoo-Agro de Venezuela, C.A.(1)	Venezuela	50
Dow AgroSciences Barbados Limited	Barbados	100
Dow AgroSciences China Ltd.	Delaware	100
Dow AgroSciences International Ltd.	Delaware	100
Dow AgroSciences (Thailand) Limited	Thailand	100
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa	100
Agroserve (Proprietary) Limited	South Africa	100
Farmpak (Proprietary) Limited	South Africa	100
Learstraat Beleggings (EDMS) Bpk.	South Africa	100
DowBrands Inc.(20)	Delaware	21
OCI DAS Co., Ltd.(1)	Korea	50

DAS Agricultural Investment Holding Company Ltd.	Mauritius	100
Nantong DAS Chemical Co., Ltd.	China	82
Velsimex S.A. de CV(1)	Mexico	50
Mycogen Crop Protection, Inc.	California	100
Mycogen Far East Asia Corporation	California	100
Mycogen S.A. de C.V.(4)	Mexico	99
Parasitix Corporation	California	100
Mycogen Plant Science, Inc.	Delaware	100
Agrigenetics, Inc.	Delaware	100
Agrigenetics Molokai LLC	Hawaii	100
Dow AgroSciences Argentina S.A.(27)	Argentina	38
Mycogen Canada Inc.	Canada	100
Mycogen Seeds-Puerto Rico Corporation	Delaware	100
Mycogen S.A. de C.V.(4)	Mexico	1
Mycosub/BA, Inc.	Delaware	100
MJT BA L.P.(1)	California	50
Mycosub/BH, Inc.	Delaware	100
MJT BH/BT L.P.(1)	California	50
Phytogen Seed Company, LLC	Delaware	51
Sementes Dow AgroSciences Ltda	Brazil	100
Wenben Inc.	Delaware	100
Dupont Dow Elastomers L.L.C.(1)	Delaware	50
Scotdril Midland Inc.	Michigan	100
Scotdril Offshore Company(17)	United Kingdom	2
Scotdril Offshore Company(17)	United Kingdom	98
Sentrachem US, Inc.	Delaware	100
Hampshire Holdings, Inc.	Delaware	100
Hampshire Chemical Corp.	Delaware	100
Hampshire Chemical Finance Corp.	Delaware	100
Styron Asia Limited(1)	Hong Kong	50
Sumitomo Dow Limited.(1)	Japan	50
TCM Technologies Inc.	Delaware	100
Ulsan Pacific Chemical Corporation(14)	Korea	20
Union Carbide Corporation	New York	100
The African Manganese Company Limited	United Kingdom	100
Amercian Acetyls(1)	Connecticut	50
Amerchol Corporation	Delaware	100
Benefit Capital Management Corporation	Delaware	100
Calidria Corporation	Delaware	100
Catalysts, Adsorbents & Process Systems, Inc.	Maryland	100
UOP LLC(1)	Delaware	50
Chemars II LLC	Delaware	100
Chemicals Marine Fleet, Inc.	Delaware	100
Codim Desenvolvimento de Industrias Minerais Ltda	Brazil	100
Dow Chemical Canada Inc.(22)	Canada	11
Dow International Holdings S.A.(34)	Switzerland	8
Dow Pacific (Thailand) Limited	Thailand	100

Excellent Quality (Thailand) Company Limited	Thailand	100
Dow Quimica Argentina S.A.(32)	Argentina	12
Dow Quimica Chilena S.A.(33)	Chile	10
Dow Quimica Mexicana S.A. de C.V.(26)	Mexico	15
Dow Venezuela, C.A.(7)	Venezuela	20
EQUATE Marketing Company E.C.(1)	Bahrain	50
GlenGate Insurance Brokers Limited	Ireland	100
Global Industrial Corporation	New York	100
Industrias Carlisil, S.A.	Mexico	100
KTI Chemicals, Inc.	Delaware	100
Mineracao Liguria Ltda.	Brazil	100
Mineracao Sao Damaso Ltda.	Brazil	100
Modeland International Holdings Inc.(35)	Barbados	41
National Carbon Company Pakistan (Private) Limited	Pakistan	100
Nippon Unicar Company Limited(1)	Japan	50
Optimal Chemicals (Malaysia) Sdn. Bhd.(1)	Malaysia	50
Prentiss Glycol Company	Delaware	100
P.T. Union Carbide Indonesia	Indonesia	100
Seadrift Pipeline Corporation	Delaware	100
Servicios de Quimicos Agricolas, S. A.	Mexico	100
South Charleston Sewage Treatment Company	West Virginia	100
Union Carbide Marble Care, Inc.	Delaware	100
UCAR Emulsion Systems International, Inc.	Delaware	100
Dow UCAR Emulsion Systems FZE	Dubai	100
UCAR Interam Inc.	Delaware	100
UCAR Louisiana Pipeline Company	Delaware	100
UCAR Pipeline Incorporated	Delaware	100
UCAR Vanor Proprietary Limited	South Africa	100
UCMG LLC	Delaware	100
Optimal Glycols (Malaysia) Sdn. Bdn.(1)	Malaysia	50
Umetco Minerals Corporation	Delaware	100
Australia and New Zealand Exploration Company	Delaware	100
Beaucar Minerals, Inc.	Delaware	100
Blue Creek Coal Co, Inc.	Delaware	100
Minbeau (Proprietary) Limited	South Africa	100
Ore Sales & Services Limited	United Kingdom	100
Predate Properties (Pty) Ltd.	South Africa	100
Ruighoek Chrome Mines (Proprietary) Limited	South Africa	100
UCEX (U.K.) Limited	United Kingdom	100
UCORE Limited	Delaware	100
UMETCO Reclamation Corporation	Delaware	100
Umetco Minerals Exploration Corporation	Delaware	100
UniGlobal Logistics, Inc.	Delaware	100
Union Carbide Asia Limited	Hong Kong	100
Shanghai Petrochemical Union Carbide Emulsion Systems Company Limited	Republic of China	63
Union Carbide (Guangdong Zhongshan) Company Limited	Republic of China	75

Union Carbide Asia Pacific, Inc.	Delaware	100
Union Carbide Austria Ges.m.b.H.	Austria	100
Union Carbide Canada Finance, Inc.	Canada	100
Union Carbide Caribe LLC	Delaware	100
UCAR Resinas Caribe Inc	Delaware	100
Union Carbide Chemicals & Plastics Technology Corporation	Delaware	100
Union Carbide Chemicals (Australia) Pty. Ltd.	Australia	100
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia	100
Union Carbide China Investment Co., Ltd.	Republic of China	100
Guangdong Zhongshan Amerchol Specialty Chemicals	Republic of China	90
Union Carbide Comercial Nicaragua, S.A.	Nicaragua	100
Union Carbide Comercial, C.A.	Venezula	100
Union Carbide Customer Services Pte. Ltd.	Singapore	100
Union Carbide Czech Republic s.r.o.	Czech Republic	100
Union Carbide Diagnostics, Inc.	Delaware	100
Union Carbide Engineering & Hydrocarbons Service Company, Inc.	Delaware	100
Union Carbide Ethylene Oxide/Glycol Company	Delaware	100
Union Carbide Finance Corporation	Delaware	100
Union Carbide Foreign Sales Corporation	Virgin Islands	100
Union Carbide Formosa Company Ltd.	Taiwan	100
Union Carbide Iberica, S.A.	Spain	100
Union Carbide Imaging Systems, Inc	Delaware	100
Union Carbide Inter-America, Inc.	Delaware	100
Union Carbide de Guatemala, S.A.	Guatemala	100
Union Carbide Inter-America, Inc.	New Jersey	100
Union Carbide Italia S.r.l.	Italy	100
Union Carbide Japan K.K.	Japan	100
Union Carbide Middle East Limited	Delaware	100
Union Carbide Pakistan (Private) Limited	Pakistan	60
Union Carbide Pan America, Inc.	Delaware	100
Dow Quimica Argentina S.A.(32)	Argentina	1
Dow Quimica Chilena S.A.(33)	Chile	1
Dow Chemical Philippines, Inc.	Philippines	100
Union Carbide Poland Sp. z.o.o.	Poland	100
Union Carbide Polyolefins Development Company, Inc.	Delaware	100
Union Carbide South Africa (Proprietary) Limited	South Africa	100
Union Carbide Subsidiary C, Inc	Delaware	100
Univation Technologies, LLC(1)	Delaware	50
Union Carbide Subsidiary M, Inc.	Delaware	100
Union Carbide Subsidiary Y, Inc.	Delaware	100
Union Carbide Subsidiary Z, Inc.	Delaware	100
Union Carbide Turkey, Inc.	Delaware	100
Union Carbide Wire & Cable Company, Inc.	Delaware	100
ASPELL Polymeres SNC(1)	France	50
Union Polymers Sdn. Bhd.	Malaysia	60
UNISON Transformer Services, Inc.	Delaware	100
Westbridge Insurance Ltd.	Bermuda	100

World Ethanol Company(1)	Illinois	50
Warbler I LLC	Delaware	100
Yokkaichi MDI Limited(1)	Japan	50
Zhejiang Pacific Chemical Corporation	China	100

*
Location of incorporation or organization. Primary location of organization is reported for partnerships.

(1)	These companies are nonconsolidated affiliates of The Dow Chemical Company and are accounted for on the equity basis. Separate financial statements for these companies are not included in this Form 10-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.
(2)	The Dow Chemical Company effective ownership of Dow Mideast Systems (JSC) is 100% of which Dow Europe Holding N.V. owns 99.93% and Dow Europe GmbH owns .07%.
(3)	The Dow Chemical Company effective ownership of Dow Turkiye A.S. is 100% of which Dow Europe Holding N.V. owns 99.87% and Dow Europe GmbH owns .13%.
(4)	The Dow Chemical Company effective ownership of Mycogen S.A. de C.V. is 100% of which Mycogen Crop Protection, Inc. owns 99% and Agrigenetics, Inc. owns 1%.
(5)	The Dow Chemical Company effective ownership of Dow Quimica de Colombia S.A. is 100% of which The Dow Chemical Company owns 90% and Dow Chemical Inter-American Limited owns 10%.
(6)	The Dow Chemical Company effective ownership of DowBrands L.P. is 100% of which Dow Financial Holdings Inc. owns 58% and DC Partnership Management Inc. owns 42%.
(7)	The Dow Chemical Company effective ownership of Dow Venezuela, C.A. is 100% of which The Dow Chemical Company owns 80.39% and Union Carbide Corporation owns 19.61%.
(8)	The Dow Chemical Company effective ownership of Chemtech II L.P. is 78% of which Dow Chemical Delaware Corp. owns 72.46% and Ifco Inc. owns 5.15%.
(9)
The Dow Chemical Company effective ownership of Dow Deutschland GmbH & Co. OHG is 100% of which Dow Deutschland Holding GmbH & Co. KgaA owns 94.9%, Dow Deutschland Inc. owns 4.1% and Dow Deutschland GmbH owns 1%.
(10)	The Dow Chemical Company effective ownership of Dow Chemical Japan Limited is 100% of which The Dow Chemical Company owns 89% and Dow AgroSciences B.V. owns 11%.
(11)	The Dow Chemical Company effective ownership of Dow AgroSciences LLC is 100% of which Rofan Services Inc. owns 10%, Centen Ag Inc. owns 39% and Mycogen Corporation owns 51%.
(12)	The Dow Chemical Company effective ownership of Polyol Belgium B.V.B.A. is 100% of which Dow Benelux N.V. owns 99.5% and Dow Europe Holding N.V. owns .5%.
(13)
The Dow Chemical Company effective ownership of Chemtech Portfolio Inc. is 93% of which Diamond Technology Partnership Company owns 67% and Chemtech II L.P. owns 33% (see Note 8 for Chemtech II L.P. to calculate The Dow Chemical Company effective ownership of 26%).
(14)	The Dow Chemical Company effective ownership of Ulsan Pacific Chemical Corporation is 100% of which Dow Chemical Pacific Limited owns 80% and The Dow Chemical Company owns 20%.
(15)
The Dow Chemical Company effective ownership of Dow S/B Latex (Zhangjiagang) Co. Ltd. is 100% of which Dow Chemical (China) Investment Company Limited owns 10% and Dow Financial Holdings Singapore Pte Ltd. owns 90%.
(16)
The Dow Chemical Company effective ownership of Dow Chemical (Zhangjiagang) Co., Ltd. is 100% of which Dow Chemical (China) Investment Company Limited owns 40.31% and Dow Financial Holdings Singapore Pte Ltd. owns 59.69%.

(17)	The Dow Chemical Company effective ownership of Scotdril Offshore Company is 100% of which The Dow Chemical Company owns 98% and Scotdril Midland Inc. owns 2%.
(18)
The Dow Chemical Company effective ownership of SAL Petrochemical (Zhangjiagang) Company Limited is 50% of which Dow Chemical (China) Investment Company Limited owns 10% and Dow Financial Holdings Singapore Pte Ltd. owns 40%.
(19)	The Dow Chemical Company effective ownership of Mycogen Corporation is 100% of which Centen Ag. Inc. owns 11.9% and Rofan Services Inc. owns 88.1%.
(20)	The Dow Chemical Company effective ownership of DowBrands Inc. is 100% of which Dow AgroSciences LLC owns 21% and The Dow Chemical Company owns 79%.
(21)	The Dow Chemical Company effective ownership of Emergo Manufacturing C.V. is 100% of which Terneuzen Partnership Services B.V. owns 11% and Dow Benelux N.V. owns 89%.
(22)	The Dow Chemical Company effective ownership of Dow Chemical Canada Inc. is 100% of which The Dow Chemical Company owns 88.8% and Union Carbide Corporation owns 11.2%.
(23)	The Dow Chemical Company effective ownership of PT Dow Chemical Indonesia is 100% of which The Dow Chemical Company owns 84.6% and Dow Chemical Pacific (Singapore) Private Limited owns 15.4%.
(24)	The Dow Chemical Company effective ownership of Dow International Service Center B.V.B.A is 100% of which Dow Belgium B.V.B.A. owns 99.9975% and Dolpa S.a.r.l. owns .0025%.
(25)	The Dow Chemical Company effective ownership of Ion Holdings LLC is 100% of which The Dow Chemical Company owns 60% and Rofan Services Inc. owns 40%.
(26)	The Dow Chemical Company effective ownership of Dow Quimica Mexicana S.A. de C.V. is 100% of which The Dow Chemical Company owns 84.58% and Union Carbide Corporation owns 15.42%.
(27)	The Dow Chemical Company effective ownership of Dow AgroSciences Argentina S.A. is 100% of which Dow AgroSciences B.V. owns 62.4% and Agrigenetics, Inc. owns 37.6%.
(28)	The Dow Chemical Company effective ownership of Buna Sow Leuna Olefinverbund GmbH is 100% of which Dow Europe Holding N.V. owns 94.9% and Dow Chemical International Ltd. owns 5.1%.
(29)	The Dow Chemical Company effective ownership of Dow Automotive France S.A. is 100% of which Rovec Holding S.A. owns 55% and Irema S.A. owns 45%.
(30)
The Dow Chemical Company effective ownership of Dow International Holdings General Partnership is 100% of which Dow International Holdings S.A. owns 99.92% and Dow Chemical International Ltd. owns .08%.
(31)	The Dow Chemical Company effective ownership of Union Carbide Benelux N.V. is 100% of which Dow Europe Holding N.V. owns 99.65% and Dow InterBranch B.V. owns 0.35%.
(32)
The Dow Chemical Company effective ownership of Dow Quimica Argentina S.A. is 100% of which The Dow Chemical Company owns 87.89%, Union Carbide Corporation owns 11.99% and Union Carbide Pan America, Inc. owns 0.12%.
(33)
The Dow Chemical Company effective ownership of Dow Quimica Chilena S.A. is 100% of which The Dow Chemical Company owns 89.79%, Union Carbide Corporation owns 10% and Union Carbide Pan America Inc. owns 0.04%.

(34)
The Dow Chemical Company effective ownership of Dow International Holdings S.A. is 100% of which The Dow Chemical Company owns 72.38%, Union Carbide Corporation owns 8.31% and Dow Deutschland Inc. owns 19.31%.
(35)	The Dow Chemical Company effective ownership of Modeland International Holdings Inc. is 100% of which DowBrands Canada Inc. owns 59% and Union Carbide Corporation owns 41%.
(36)	The Dow Chemical Company effective ownership of Dow Hungary Kft. is 100% of which Dow Europe Holding N.V. owns 99.98% and Dow InterBranch B.V. owns .2%.
(37)	The Dow Chemical Company effective ownership of Haltermann Products L.L.C. is 100% of which Proresin Inc. owns 99% and Haltermann Incorporated owns 1%.
(38)	The Dow Chemical Company effective ownership of Johann Haltermann Ltd. is 100% of which Proresin Inc. owns 99% and Haltermann Incorporated owns 1%.
(39)	The Dow Chemical Company effective ownership of Hobbes Capital S.A., a fully consolidated entity, is 48%.
(40)	The Dow Chemical Company effective ownership of Pontin Mallorca SA is 100% of which Bellhaven Hotels Espana SA owns 54% and Marclay Limited owns 46%.
(41)
The Dow Chemical Company effective ownership of Unterstutzungsgesellschaft Johann Haltermann GmbH is 100% of which Haltermann GmbH owns 67%, Haltermann Speyer GmbH owns 20% and Haltermann Ascot GmbH owns 13%.

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  EXHIBIT 21
Subsidiaries of The Dow Chemical Company At December 31, 2001